Exhibit 99.1

8-K Robert L.G. Watson will be presenting at the C.K. Cooper & Company 3rd Annual Small-Cap Oil & Gas Conference in Palm Desert on February 22-23, 2007

Slide 1:	Abraxas Petroleum Corporation

C.K. Cooper & Company 3rd Annual Small-Cap Oil & Gas Conference “In the Crosshairs”, February 22-23, 2007

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture:	Pencil drawing of a drilling rig in an oil field

Slide 2:	Company Overview

Abraxas Petroleum Corporation

•	AMEX: ABP
o	Market capitalization ~ $138 million
o	Enterprise value ~ $266 million
•	Options: CBOE and PCX
•	Fully diluted shares outstanding ~ 44 million
•	Ownership: ~ 13% insider

~ 29% institutional

•	Average trading volume (3 mos): ~ 200,000 shares per day

Slide 3:	Consolidated Asset Base

Quality assets

•	High ownership interests (79% WI)
•	Operational control (95%)
•	High producing rates per well
•	Large acreage positions
•	Substantial upside

Natural gas (> 80%)

•	Operations in Texas and Wyoming
•	> 10 year inventory of projects on existing leasehold
•	Proved RLI: > 15 years

Bar & line chart from 1977 through 2006 detailing long-term debt, market cap and proved reserves at December 31st of each year, with a notation of acquisitions: <$0.65 / Mcfe in the mid-1990’s.

Slide 4:	Proved Reserve Valuation

Peer Group Analysis

21 peer group mean (1):

Enterprise Value (EV) / Net Proved Reserves = $3.83 / Mcfe
ABP:
Net Proved Reserves	99 Bcfe
EV / Net Proved Reserves	$3.83 / Mcfe
Implied ABP EV	$379 million
less debt	$128 million
Implied Market Cap	$251 million
Fully Diluted Shares Outstanding	44 million (2)
Implied Price per Share	$5.70
Current ABP	$3.22
% undervalued compared	- 77%
to our peer group

(1) AEZ, ARD, BEXP, CPE, CRZO, CWEI, MCF, DPTR, DBLE, EPEX, GSX, GMXR, GDP, TMR, NGAS, PLLL, PETD, HAWK, PQ, TXCO, WRES, excludes EV/NPR in excess of $10/Mcfe

(2) Treasury method

Slide 5:	Upside Potential

	Number of potential / identified projects (1)	Potential Bcfe (2)	$0.50 per Mcfe ($MM)	$1.00 per Mcfe ($MM)	$1.50 per Mcfe ($MM)
Probable & Possible (3)	84	78	$ 39	$ 78	$ 117
Woodford Shale Play	185	555	$ 277	$ 555	$ 832
Mowry Shale Oil Play	300	600	$ 300	$ 600	$ 900
Exploratory Wilcox Plays	15	37	$ 19	$ 37	$ 56
Total	584	1,270	$ 635	$ 1,270	$ 1,905
Upside Potential Value per Share			$ 14	$ 29	$ 43

(1) Woodford Shale on 80 acre spacing and Mowry Shale on 160 acre spacing

(2) Capital required $1.8 billion – volumes and resultant values are mid-point of range

(3) Net of reserves in specific plays

Slide 6:          Production / Reserves

Proved Reserves – 99 Bcfe (1)

Net Production – 21 MMcfepd (2)

Pie chart = Wyoming 2%, South Texas 31%, West Texas 67%

3P Reserves – 298 Bcfe (3)

Pie chart = Wyoming 3%, South Texas 13%, West Texas 84%

(1)	as of 12/31/06
(2)	FY 2006 E
(3)	As of 12/31/06, 2P & 3P as of 12/31/05

Slide 7:	Acreage / Projects

Net Undeveloped Acres ~ 64,300 (1)

Pie chart = Wyoming 67%, South Texas 5%, West Texas 28%

233 3P Projects (2) plus, numerous incremental projects

Pie chart = Wyoming 12%, South Texas 13%, West Texas 75%

(1)	as of 12/31/06, includes mineral interest
(2)	as of 12/31/06, 2P & 3P as of 12/31/05

Slide 8:	Operational Goals

Increase Shareholder Value

through...

Drill Bit Growth targeting Conventional Reservoirs & emerging Resource Plays

Reserve Ratio Improvement by converting proved undeveloped (and probable / possible) reserves to the proved developed category

Slide 9:	Reserve Ratio Improvement

2006 CapEx

Pie chart = PUD 26%, Probable 12%, Possible 23%, Incremental 3%, Land / G&G 7%, Maintenance 29%

2007 CapEx

Pie chart = PUD 40%, Probable 11%, Possible 14%, Incremental 21%, Land / G&G 9%, Maintenance 5%

Slide 10:	Production Growth

...100% through the drill bit

Bar chart of MMcfepd production for 2005 and 2006, by area, with a notation for the Three Rivers Divestiture and 28% (1) increase

(1) 26% excluding Three Rivers Divestiture

Slide 11:	Areas of Operations
Wyoming – Powder River Basin – Converse & Niobrara Counties

West Texas – Delaware Basin – Pecos, Reeves & Ward Counties

- Eastern Shelf – Coke, Dawson, Howard, Martin, Mitchell & Scurry Counties

South Texas – Gulf Coast Basin – DeWitt, Goliad, Lavaca & San Patricio Counties

Map of the United States highlighting Wyoming and Texas

Slide 12:	Conventional Reservoirs

Map of Texas highlighting certain counties in Texas

Developing Existing Proved Reserves

Projects for 2007 and beyond...”the low hanging fruit”

IRA

Clearfork / Strawn Reef / Spraberry

Delaware

Atoka-Wolfcamp / Mississippian /

Devonian / Montoya / Ellenburger

Cherry Canyon

Cherry & Bell Canyon

Oates SW

Devonian

Edwards

Edwards / Wilcox

Wilcox

Wilcox / Reklaw / Mackhank

Portilla

Frio / Vicksburg

Slide 13:	Conventional & Resource

Map of Texas highlighting Pecos County in West Texas

38 sq. miles of proprietary 3-D, plus > 40 sq. miles from offset operators

~15,000 acres

Focus – Conventional Reservoir

DEVONIAN

4 wells producing – 1 awaiting completion

2007 – drill horizontal re-entry

Hudgins 34-2H: Devonian - <1.0 MMcfepd

La Escalera 1AH: Devonian - < 7.0 MMcfepd

Hudgins 37-1H: Devonian – on-line – needs fracture stimulation

Elsinore Cattle 56: Devonian - ~0.2 MMcfepd

Manzanita: 2007 Devonian horizontal re-entry

Secondary – Resource Play

WOODFORD SHALE

Woodford – 1 well producing

Hudgins 11-1: Woodford – producing small amount of dry gas

La Escalera 5-1: Lower Wolfcamp – not commercial

Lease map of Oates SW Field area with well locations, outline of 3-D seismic surveys, current activity and available wellbores.

Slide 14:	Delaware Basin Shale Play

Map of Texas highlighting Pecos County in West Texas with well locations and acreage positions depicted

Reliance / CHK / PXD – 3-D seismic & data swap

PXD (1 drilling & 1 permitted)

CHK 50% / Petro-Hunt 50% ~100,000 acres – 3-D seismic swap

Petro-Hunt (1 flowing gas & 2 permitted)

ABP: Oates SW Field

~15,000 acres

(gained valuable reservoir knowledge & producing small amount of dry gas)

Slide 15:	Gas Shale Play Comparison

Map of Texas highlighting Delaware Basin Shale & Ft. Worth Barnett Shale

Delaware Basin Shale Players:

ABP, COP, CHK, CRZO, CWEI, DVN, ECA, EOG, FST, KWK, PPP, PXD, RRC, SWN, XTO, Reliance and Petro-Hunt

Barnett Shale Players:

BEXP, COP, CHK, CRZO, DNR, DVN, ECA, EOG, IFNY, KWK, PPPL, RRC, XTO

Sources:

(1) Natexis Bleichroeder Inc., CHK and internal estimates

(2) Pickering Energy Partners

Slide 16:	Mowry Shale Oil Play

Map of Wyoming highlighting certain counties in east central Wyoming & detailed map of Converse & Niobrara Counties, Wyoming with well locations, 3-D seismic survey and acreage positions depicted.

Brooks Draw

~50,000 acres (1)

Converse & Niobrara Counties, Wyoming

ABP: Brooks Draw 10 wells (5 horizontal / 5 vertical)

3 vertical wells producing from Mowry (commingled with other zones)

2007 Plans

Permitting 6 wells (full-scale technical evaluation of our acreage)

AEZ/BEXP: Krejci

Horizontal Mowry Shale ~15 miles to the SE of Brooks Draw

1st well: ~150 BOPD

2nd well: completing

(1) Gross acres (>92% MI), 12,000 HBP

Slide 17:	Oil Shale Play Comparison

Map of Wyoming, Montana and North Dakota highlighting Mowry Shale & Bakken Shale

Mowry Shale Players:

ABP, AEZ, BEXP

Bakken Shale Players:

BBG, BEXP, COP, EOG, MRO, SM, WLL and several privately-held companies

Mowry Shale (1)		Bakken Shale (2)
Lower Cretaceous	Geologic age	Upper Devonian / Lower Mississippian
Siliceous silty shale	Reservoir Rock	Dolomitic siltstone
7,500’ – 10,000’	Depth (feet)	10,000’ - 11,000’
110’ - 175’	Thickness (feet)	10’ - 50’
150 – 500	Potential EUR (MBOE) per well	200 - 500
160	Well spacing (acres)	640
2.0 – 3.0	Average well cost ($MM)	3.0 – 4.5

Sources:

(1) AEZ/BEXP, Powder River Energy Partners, R.P. Nixon paper and internal estimates

(2) EOG, BEXP, OG Journal, Landmark, F.F. Meissner paper

Slide 18:	Exploratory Plays

Map of Texas highlighting Bee, Karnes and Live Oak Counties

Potentially High Impact

Targeting the Wilcox Formation

Janssen Prospect, Karnes County

Goebel Prospect, Live Oak County

Plummer & Tuleta Prospects, Bee County

Slide 19:	Capture the Upside

Increase shareholder value

Continue to improve balance sheet

Maintain financial flexibility and liquidity

Prioritize large opportunity set of projects

Line chart of ABP share price and NYMEX gas from January 2005 to current

Slide 20:       2007 Budget

Capital Expenditure Budget	($MM)	27-44

2006 Year-End Results: Tuesday, March 13, 2007

Slide 21:	Summary

Niche exploitation and production company

High quality assets with substantial upside

Goals:

•	Increase Shareholder Value
•	Drill Bit Growth / Reserve Ratio Improvement

Slide 22:	www.abraxaspetroleum.com
Picture:	Hudgins Ranch, Delaware Basin, West Texas